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                                      -2-

Exhibit 10.23: Special Warrant Indenture


                       VOICE MOBILITY INTERNATIONAL, INC.



                            SPECIAL WARRANT INDENTURE


                        PROVIDING FOR THE ISSUE OF UP TO
                           6,500,000 SPECIAL WARRANTS




                                  APRIL 3, 2001

                                TABLE OF CONTENTS


ARTICLE 1         INTERPRETATION                                                             1

   1.1    Definitions                                                                        1
   1.2    Gender                                                                             7
   1.3    Interpretation Not Affected by Headings, Etc.                                      7
   1.4    Business Day                                                                       7
   1.5    Time of the Essence                                                                7
   1.6    Applicable Law                                                                     7
   1.7    Currency                                                                           7
   1.8    Meaning of Outstanding                                                             7
   1.9    Termination                                                                        7

ARTICLE 2         ISSUE OF SPECIAL WARRANTS                                                  8
   2.1    Issue of Special Warrants                                                          8
   2.2    Form and Terms of Special Warrants                                                 8
   2.3    Signing of Special Warrant Certificates                                            8
   2.4    Certification by the Trustee                                                       9
   2.5    Warrantholder Not a Shareholder, etc.                                              9
   2.6    Issue in Substitution for Lost Special Warrant Certificates                        9
   2.7    Special Warrants to Rank Pari Passu                                               10
   2.8    Registers for Special Warrants                                                    10
   2.9    Transferee Entitled to Registration                                               11
   2.10   Registers Open for Inspection                                                     11
   2.11   Exchange of Special Warrants                                                      11
   2.12   Ownership of Special Warrants                                                     11
   2.13   Adjustment of Shares                                                              12
   2.14   Adjustment Rules                                                                  13
   2.15   Postponement of Subscription                                                      14
   2.16   Notice of Adjustment                                                              14
   2.17   No Action after Notice                                                            15
   2.18   Purchase of Special Warrants for Cancellation                                     15
   2.19   Fractional Shares                                                                 15
   2.20   Protection of Trustee                                                             16

ARTICLE 3         EXERCISE OF SPECIAL WARRANTS                                              16
   3.1    Method of Exercise of Special Warrants                                            16
   3.2    Deemed Exercise of Special Warrants                                               17
   3.3    Issuance of Special Warrants, Unit Shares and Warrants to U.S. Persons            17
   3.4    Issuance of Special Warrants, Unit Shares and Warrants to Non-U.S. Persons        20
   3.5    Effect of Exercise of Special Warrants                                            24
   3.6    Cancellation of Special Warrant Certificates                                      25
   3.7    Subscription for less than Entitlement                                            25
   3.8    Securities Restrictions and Legends                                               25

ARTICLE 4         COVENANTS FOR WARRANTHOLDERS' BENEFIT                                     26
   4.1    General Covenants                                                                 26
   4.2    Securities Qualification Requirements                                             28
   4.3    Trustee's Remuneration and Expenses                                               29

ARTICLE 5         ENFORCEMENT                                                               29
   5.1    Suits by Warrantholders                                                           29
   5.2    Immunity of Shareholders, etc.                                                    29
   5.3    Limitation of Liability                                                           30
   5.4    Waiver of Default                                                                 30

ARTICLE 6         MEETINGS OF WARRANTHOLDERS                                                30
   6.1    Right to Convene Meetings                                                         30
   6.2    Notice                                                                            30


                                      -ii-

   6.3    Chairman                                                                          31
   6.4    Quorum                                                                            31
   6.5    Power to Adjourn                                                                  31
   6.6    Show of Hands                                                                     31
   6.7    Poll and Voting                                                                   32
   6.8    Regulations                                                                       32
   6.9    Company, Trustee and Counsel may be Represented                                   33
   6.10   Powers Exercisable by Extraordinary Resolution                                    33
   6.11   Meaning of Extraordinary Resolution                                               34
   6.12   Powers Cumulative                                                                 34
   6.13   Minutes                                                                           35
   6.14   Instruments in Writing                                                            35
   6.15   Binding Effect of Resolutions                                                     35
   6.16   Holdings by the Company or Subsidiaries of the Company Disregarded                35

ARTICLE 7         SUPPLEMENTAL INDENTURES                                                   36
   7.1    Supplemental Indentures                                                           36
   7.2    Successor Companies                                                               37

ARTICLE 8         CONCERNING THE TRUSTEE                                                    37
   8.1    Trust Indenture Legislation                                                       37
   8.2    Rights and Duties of Trustee                                                      37
   8.3    Evidence, Experts and Advisers                                                    38
   8.4    Documents, Monies, Etc.  Held by Trustee                                          39
   8.5    Actions by Trustee to Protect Interests                                           39
   8.6    Trustee Not Required to Give Security                                             39
   8.7    Protection of Trustee                                                             39
   8.8    Replacement of Trustee                                                            40
   8.9    Conflict of Interest                                                              41
   8.10   Acceptance of Trusts                                                              41
   8.11   Trustee Not to be Appointed Receiver                                              42
   8.12   Authorization to Carry on Business                                                42
   8.13   Assignment and Enurement                                                          42

ARTICLE 9         GENERAL                                                                   42
   9.1    Notice to the Company and the Trustee                                             42
   9.2    Notice to the Warrantholders                                                      43
   9.3    Mail Service Interruption                                                         43
   9.4    Counterparts and Formal Date                                                      44
   9.5    Satisfaction and Discharge of Indenture                                           44
   9.6    Provisions of Indenture and Special Warrants for the Sole Benefit of Parties
          and Warrantholders                                                                44

ARTICLE 10        ESCROW OF PROCEEDS                                                        44
   10.1   Deposit of Escrowed Proceeds                                                      44
   10.2   Investment of Escrowed Proceeds                                                   44
   10.3   Release of Escrowed Proceeds to Company                                           45
   10.4   Release of Escrowed Proceeds by Waiver                                            45
   10.5   Repurchase of  Special Warrants by the Company                                    45

SCHEDULE "A" - FORM OF SPECIAL WARRANT CERTIFICATE

SCHEDULE "B" - NOTICE OF EXERCISE OF REPURCHASE OPTION

THIS SPECIAL WARRANT INDENTURE made as of April 3, 2001,

BETWEEN:

                  VOICE MOBILITY INTERNATIONAL, INC., a company incorporated pursuant to the laws of the State of Nevada and having an office at Suite 180, 13777 Commerce Parkway, Richmond, British Columbia, V6V 2X3

                  (the "Company")

AND:

                  MONTREAL TRUST COMPANY OF CANADA, a limited purpose trust company incorporated under the laws of the Province of British Columbia and authorized to carry on business in the Province of British Columbia

                  (the "Trustee")


WITNESSES THAT WHEREAS:

A. The Company is desirous of raising money for its corporate purposes and with a view to doing so proposes to issue and sell up to 6,500,000 special warrants (the "Special Warrants") to be constituted and issued in the manner hereinafter set forth;

B. The Company is duly authorized to create and issue the Special Warrants as herein provided;

C. All things necessary have been done and performed to make the Special Warrants, when certified by the Trustee and issued as in this Special Warrant Indenture provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Special Warrant Indenture;

D. The Trustee has agreed to enter into this Special Warrant Indenture and to act as Trustee on behalf of the holders of Special Warrants issued pursuant to this Special Warrant Indenture on the terms and conditions set forth herein;

NOW THEREFORE for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:


16.
INTERPRETATION

16.1 Definitions

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                                      -2-

In this Special Warrant Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words have the respective meanings indicated opposite them as follows:


                  (i) "AGENCY AGREEMENT" means an agency agreement entered into by the Agents and the Company and dated April 3, 2001, providing the terms upon which the Agents are to act for the Company in connection with the offering of the Special Warrants;

                  (ii) "AGENTS" means Loewen, Ondaatje, McCutcheon Limited, Acumen Capital Finance Partners Limited and Paradigm Capital Inc.;

                  (iii) "AGENTS' FEE" means collectively, the commission which is set out in the Agency Agreement and which is payable by the Company to the Agents in consideration of the services performed by the Agents under the Agency Agreement;

                  (iv) "ALBERTA ACT" means the SECURITIES ACT (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the Alberta Commission, all as amended;

                  (v) "ALBERTA COMMISSION" means the Alberta Securities Commission and any successor agency having similar powers;

                  (vi) "APPLICABLE LEGISLATION" means the provisions of any statute of Canada or a province thereof and any state or federal statute of the United States and of regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Special Warrant Indenture;

                  (vii) "B.C. ACT" means the SECURITIES ACT (British Columbia), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the B.C. Commission, all as amended;

                  (viii) "B.C. COMMISSION" means the British Columbia Securities Commission and any successor agency having similar powers;

                  (ix) "BUSINESS DAY" means a day which is not a Saturday, Sunday, or civic or statutory holiday in Vancouver, British Columbia or a day when the principal office of the Trustee in such city is not open to the public for the transaction of business;

                  (x) "CAPITAL REORGANIZATION" has the meaning ascribed thereto in subsection 2.13;

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                                      -3-

                  (xi)     "CLOSING DATE" means April 3, 2001;

                  (xii) "COMPANY" means Voice Mobility International, Inc., a company incorporated pursuant to the laws of the State of Nevada and its lawful successors from time to time;

                  (xiii) "COMPANY'S AUDITORS" means the chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Company from time to time;

                  (xiv) "COUNSEL" means a barrister or solicitor or a firm of barristers or solicitors (who may be counsel for the Company) acceptable to the Trustee acting reasonably;

                  (xv) "DIRECTOR" means a director of the Company for the time being, and unless otherwise specified herein, reference to "action by the directors" means action by the directors of the Company as a board or, whenever duly empowered, action by a committee of such board, in each case by resolution duly passed;

                  (xvi) "ESCROWED PROCEEDS" means the amount of CDN$11,305,000 deposited by the Company into escrow with the Trustee, being the Purchase Price paid for Special Warrants issued to purchasers whose Special Warrant Certificates bear the distinguishing letter "E" at the end of the Special Warrant Certificate number;

                  (xvii)   "EXCHANGE" means The Toronto Stock Exchange;

                  (xviii) "EXERCISE DATE" with respect to any Special Warrant means the date on which such Special Warrant is, or is deemed to be, surrendered to the Trustee for exercise in accordance with the provisions of Article Three;

                  (xix) "EXPIRY DATE" means 4:30 p.m. (Toronto time) on the fifth Business Day following the latest of: (i) the date the Registration Statement is declared effective by the SEC pursuant to the U.S. Act, and (ii) the date a receipt is issued by the last of the Qualifying Commissions for the Final Prospectus, and
                           (iii) the day preceding the date the listing of the Company's common shares on the Exchange becomes effective, being the date its common shares are posted for trading on the Exchange;

                  (xx) "EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in Section 6.11;

                  (xxi) "FINAL PROSPECTUS" means the (final) prospectus qualifying the distribution of the Unit Shares and Warrants issuable upon exercise of the Special Warrants;

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                                      -4-

                  (xxii) "GROSS PROCEEDS" means the aggregate subscription proceeds received by the Company upon the sale of the Special Warrants;

                  (xxiii) "OFFERING" means the issuance and sale by the Company of up to 6,500,000 Special Warrants, as set out herein;

                  (xxiv) "ONTARIO ACT" means the SECURITIES ACT (Ontario), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the Ontario Commission, all as amended;

                  (xxv) "ONTARIO COMMISSION" means the Ontario Securities Commission and any successor agency having similar powers;

                  (xxvi) "PURCHASE PRICE" means the subscription funds paid to the Company by an individual purchaser of the Special Warrants of $2.00 per Special Warrant;

                  (xxvii)  "PERMITTED INVESTMENTS" means:

                           (i) obligations of, or guaranteed by, the Government of Canada or any province thereof; or

                           (ii) certificates of deposit, term deposit receipts or bearer deposits, notes, issued or accepted by, deposits placed within, or other obligations of or guaranteed by, any of the Canadian Chartered Banks listed in
                                    Schedule 1 of the Bank Act (Canada) or any registered trust company (including the Trustee);
                  provided that any such investment will only be made in securities having a maturity date of 90 days or less;


                  (xxviii) "PERSON" includes an individual, a company, a
                           partnership, a trustee, any unincorporated organization or any other juridical entity and words importing persons have a similar meaning;

                  (xxix) "PRELIMINARY PROSPECTUS" means the preliminary prospectus of the Company qualifying the distribution of the Unit Shares and Warrants issuable upon exercise of the Special Warrants;

                  (xxx) "PROSPECTUS CERTIFICATE" means the certificate executed by the Chief Executive Officer, the Chief Financial Officer or any other authorized director or officer of the Company confirming the issuance of a receipt for the Final Prospectus by the last of the Qualifying Commissions and the effective date of the Registration Statement;

                  (xxxi) "QUALIFYING COMMISSIONS" means the Alberta Commission, the B.C. Commission, the Ontario Commission and the Quebec Commission, collectively;

                  (xxxii) "QUALIFICATION DATE" means 4:30 p.m. (Toronto time) on the day which is the latest of: (i) the date the Registration Statement is declared effective by the SEC pursuant to the U.S. Act, and (ii) the date a receipt is issued by the last of the Qualifying Commissions for the Final Prospectus, and (iii) the day preceding the date the listing of the Company's common shares on the Exchange becomes effective, being the date its common shares are posted for trading on the Exchange;

                  (xxxiii) "QUALIFICATION DEADLINE" means 4:30 p.m. (Toronto time) on the date that is 120 days following the Closing Date, or such later date as Loewen, Ondaatje, McCutcheon Limited may determine in a written notice given to the Company and the Trustee;

                  (xxxiv) "QUALIFYING JURISDICTIONS" means the provinces of Alberta, British Columbia, Ontario and Quebec, collectively;

                  (xxxv) "QUEBEC COMMISSION" means the Commission des valeur mobiliere du Quebec and any successor agency having similar powers;

                  (xxxvi) "REGISTRATION STATEMENT" means the registration statement on Form S-1, or such other form as may be available to the Company, to be filed with the SEC in connection with the registration of, among other things, the resale of the Unit Shares and the Warrants and the issuance of the Warrant Shares underlying the Warrants;

                  (xxxvii) "SEC" means the United States Securities and Exchange
                           Commission and any successor federal agency having similar powers;

                  (xxxviii) "SECURITIES ADMINISTRATORS" means the securities regulatory authorities of each of the Qualifying Jurisdictions;

                  (xxxix) "SHAREHOLDER" means a holder of record of one or more Unit Shares;

                  (xl) "SPECIAL WARRANTS" means the non-transferable special warrants of the Company issuable hereunder, each of which entitles the registered holder thereof to acquire one Unit Share and one-half of one Warrant upon exercise or deemed exercise thereof, without payment of additional consideration;

                  (xli) "SPECIAL WARRANT CERTIFICATE" means a certificate evidencing one or more Special Warrants;

                  (xlii) "SUCCESSOR COMPANY" has the meaning ascribed thereto in Section 7.2;

                  (xliii) "THIS SPECIAL WARRANT INDENTURE", "HEREIN", "HEREBY", and similar expressions mean and refer to this Special Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "CLAUSE" followed by a number mean and refer to the specified Article, Section, subsection or clause of this Special Warrant Indenture;

                  (xliv) "TIME OF EXPIRY" means 4:30 p.m. (Toronto time) on the Expiry Date;

                  (xlv) "TRUSTEE" means Montreal Trust Company of Canada, a trust company incorporated under the laws of the Province of British Columbia, or its successors for the time being in the trusts hereby created;

                  (xlvi) "UNIT SHARES " means fully paid and non-assessable common shares in the capital of the Company as currently constituted, provided that in the event of any adjustment pursuant to Section 2.13, Unit Shares will thereafter mean the securities or property resulting from such adjustment;

                  (xlvii) "U.S. ACT" means the United States Securities Act of 1933, as amended, or any successor or similar federal statute and the rules and regulations of the SEC thereunder, as the same shall be in effect from time to time;

                  (xlviii) "U.S. PERSON" has the meaning attributed thereto in
                           Rule 902(k) of Regulation S adopted under the U.S.
                           Act;

                  (xlix) "WARRANT" means a non-transferable share purchase warrant of the Company, one-half of which will be issued upon exercise or deemed exercise of a Special Warrant, each whole such Warrant entitling the holder, subject to adjustment, to purchase one Warrant Share at a price of C$2.25 per Warrant Share at any time on or before 12:00 a.m. (midnight) on the date which is two years following the Closing Date;

                  (l) "WARRANTHOLDER" or "HOLDER" means a person whose name is entered for the time being in the register maintained pursuant to clause 2.8(l)(a), as holders of Special Warrants;

                  (li) "WARRANTHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate at least 25% of the aggregate number of the Unit Shares which could be acquired upon the exercise of all Special Warrants then outstanding which requests the Trustee to take some action or proceeding specified therein;

                  (lii) "WARRANT SHARE" means the common share in the capital of the Company as currently constituted which will be issued upon exercise or deemed exercise of a Warrant, provided that in the event of any adjustment pursuant to Section 2.13, Warrant Shares will thereafter mean the securities or property resulting from such adjustment;

                  (liii) "WRITTEN ORDER OF THE COMPANY", "WRITTEN REQUEST OF THE COMPANY", "WRITTEN CONSENT OF THE COMPANY", "CERTIFICATE OF THE COMPANY" and any other document required to be signed by the Company, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any one of the chairman of the board, the vice-chairman of the board, the president or a vice-president of the Company, and may consist of one or more instruments so executed.

16.2 Gender
Unless elsewhere otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.


16.3 Interpretation Not Affected by Headings, Etc.
The division of this Special Warrant Indenture into Articles, Sections, subsections and clauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Special Warrant Indenture.


16.4 Business Day
In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.


16.5 Time of the Essence
Time is of the essence in all respects in this Special Warrant Indenture and the Special Warrants.


16.6 Applicable Law
This Special Warrant Indenture and the Special Warrants shall be governed by and construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.


16.7 Currency
Unless otherwise stated all dollar amounts referred to in this Special Warrant Indenture are in Canadian dollars.


16.8 Meaning of Outstanding
Every Special Warrant represented by a certificate certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or until the Time of Expiry; provided that where a new Special Warrant Certificate has been issued pursuant to Section 2.6 hereof to replace one which is lost, mutilated, stolen or destroyed, the Special Warrants represented by only one of such Special Warrant Certificates shall be counted for the purpose of determining the aggregate number of Special Warrants outstanding.


16.9 Termination

This Special Warrant Indenture shall continue in full force and effect so long as any Special Warrant is outstanding and upon the expiry, exercise or deemed exercise of all the Special Warrants issuable hereunder, shall terminate.


17.
ISSUE OF SPECIAL WARRANTS

17.1 Issue of Special Warrants
A total of 6,500,000 Special Warrants are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and Special Warrant Certificates shall be executed by the Company and certified by or on behalf of the Trustee upon the written order of the Company and delivered by the Company in accordance with Sections 2.3 and 2.4, against payment of the Purchase Price therefor. The Trustee shall have no duty to confirm that the Purchase Price for the Special Warrants has been paid prior to effecting such certification and delivery.


17.2 Form and Terms of Special Warrants

         (a) The Special Warrant Certificates shall be substantially in the form set out in Schedule "A", with, subject to the provisions of this Special Warrant Indenture, such additions, variations and changes as may from time to time be agreed upon by the Trustee and the Company, shall be dated as of the Closing Date (regardless of their actual date of issue), and shall have such distinguishing letters and numbers and such legends as the Company may, with the approval of the Trustee, prescribe. All Special Warrant Certificates shall, save as to denominations, be of like tenor and effect. The Special Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Special Warrant Certificate shall be required by reasons of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities which may be acquired pursuant to the exercise or deemed exercise of the Special Warrants.

         (b) Each Special Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire, at no additional cost, one Unit Share and one-half of one Warrant upon exercise or deemed exercise of the Special Warrant in accordance with this Special Warrant Indenture.

         (c) If the Qualification Date has not occurred on or before the Qualification Deadline, each previously unexercised Special Warrant shall entitle the registered holder thereof to acquire, at no additional cost, 1.1 Unit Shares and 0.55 Warrants upon exercise or deemed exercise of the Special Warrant in accordance with this Special Warrant Indenture.

         (d) Fractional Special Warrants shall not be issued or otherwise provided for.

17.3 Signing of Special Warrant Certificates

The Special Warrant Certificates shall be signed by any one of the chairman, vice-chairman, president, vice-president, director or the secretary of the Company, and may but need not be under the corporate seal of the Company or a reproduction thereof. The signature of such person may be mechanically reproduced in facsimile and Special Warrant Certificates bearing such facsimile signatures shall be binding upon the Company as if they had been manually signed by such person. Notwithstanding that the person whose manual or facsimile signature appears on any Special Warrant Certificate as such person may no longer hold office at the date of issue of such Special Warrant Certificate or at the date of certification or delivery thereof, any Special Warrant Certificate signed as aforesaid shall, subject to Section 2.4 be valid and binding upon the Company and the registered holder thereof shall be entitled to the benefits of this Special Warrant Indenture.


17.4 Certification by the Trustee

         (a) No Special Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Schedule "A" and such certification by the Trustee upon any Special Warrant Certificate shall be conclusive evidence as against the Company that the Special Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

         (b) The certification of the Trustee on the Special Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Special Warrant Indenture or the Special Warrants (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Special Warrants or any of them or of the consideration therefor except as otherwise specified herein.

17.5 Warrantholder Not a Shareholder, etc.
The holding of a Special Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder, nor entitle the holder to any right or interest in respect thereof except as herein and in the Special Warrants expressly provided.


17.6 Issue in Substitution for Lost Special Warrant Certificates

         (a) In case any of the Special Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, and subsection 2.6(2) shall issue and thereupon the Trustee shall certify and deliver a new Special Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of and in substitution for such lost, destroyed or stolen certificate, and the substituted certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Special Warrant Certificates issued or to be issued hereunder.

         (b) The applicant for the issue of a new Special Warrant Certificate pursuant to this Section 2.6 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Trustee the mutilated certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Company and the Trustee in their sole discretion and shall pay the reasonable charges of the Company and the Trustee in connection therewith.

17.7 Special Warrants to Rank Pari Passu
All Special Warrants shall rank PARI PASSU, whatever may be the actual date of issue of the Special Warrant Certificates by which they are evidenced.


17.8 Registers for Special Warrants

         (a) The Special Warrants to be issued shall be in registered form. The Company shall cause to be kept by the Trustee at its principal office in Vancouver, British Columbia (a) a register of holders in which shall be entered the names and addresses of the holders of the Special Warrants and of the number of Special Warrants held by them and (b) a register of transfers in which shall be entered the date and other particulars of each transfer of Special Warrants.

         (b) Subject to the terms of this Special Warrant Indenture, Special Warrants may not be offered, sold or transferred. No transfer of a Special Warrant shall be valid unless: (a) the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signatures guaranteed by a Canadian chartered bank or a member of an acceptable medallion guarantee program and its transferee duly complete and execute the transfer form attached to the Special Warrant Certificate, surrender the original Special Warrant Certificate and comply with such reasonable requirements as the Trustee may prescribe and applicable securities legislation and requirements of regulatory authorities; (b) the transfer is recorded on the register of transfers maintained by the Trustee pursuant to subsection 2.8(1), and all stamp taxes or governmental or other charges arising by reason of such transfer have been paid; (c) unless and until the Registration Statement is declared effective by the SEC; and (d) it is approved in writing by the Company. Notwithstanding any provision to the contrary contained in this Special Warrant Indenture, the Company will, on the advice of counsel, acting reasonably, be entitled, and may direct the Trustee, and the Trustee will, at the direction of the Company, acting reasonably, or otherwise on the advice of counsel, be entitled to refuse to recognize and transfer, or enter the name of any transferee of any Special Warrant on the register if such transfer would constitute a violation of the securities laws of any Qualifying Jurisdiction or the United

                  States or the jurisdiction of residence of either the transferee or the transferor or the Company.

17.9 Transferee Entitled to Registration
The transferee of a Special Warrant shall, after the transfer form attached to the Special Warrant Certificate or any other form of transfer acceptable to the Trustee is duly completed and the Special Warrant Certificate is lodged with the Trustee and upon compliance with all other conditions in that regard required by this Special Warrant Indenture or by law, be entitled to have his name entered on the register of Warrantholders free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Special Warrant, save in respect of equities of which the Company or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.


17.10    Registers Open for Inspection
The registers hereinbefore referred to shall be open at all reasonable times for inspection by the Company, the Trustee or any Warrantholder. The Trustee shall, from time to time when requested to do so by the Company, furnish the Company with a list of the names and addresses of Warrantholders entered in the register of holders kept by the Trustee and showing the number of Unit Shares and Warrants which might then be acquired upon the exercise of the Special Warrants held by each such holder.


17.11    Exchange of Special Warrants

         (a) Special Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for Special Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Special Warrants. The Company shall sign and the Trustee shall certify, in accordance with Sections 2.3 and 2.4, all Special Warrant Certificates necessary to carry out the exchanges contemplated herein.

         (b) Special Warrant Certificates may be exchanged only at the principal office of the Trustee in Vancouver, British Columbia or at any other place that is designated by the Company with the approval of the Trustee. Any Special Warrant Certificates tendered for exchange shall be surrendered to the Trustee and canceled.

         (c) Except as otherwise herein provided, the Trustee may charge Warrantholders requesting an exchange a reasonable sum for each Special Warrant Certificate issued; and payment of such charges and reimbursement of the Trustee or the Company for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

17.12    Ownership of Special Warrants
The Company and the Trustee may deem and treat the registered holder of any Special Warrant Certificate as the absolute owner of the Special Warrant represented thereby for all purposes, and the Company and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Company or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Special Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Warrantholder of Unit Shares and Warrants pursuant thereto shall be a good discharge to the Company and the Trustee for the same and neither the Company nor the Trustee shall be bound to inquire into the title of any such holder except where the Company or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.


17.13    Adjustment of Shares
Subject to Sections 2.14 and 2.15, if any time after the date hereof and prior to the Time of Expiry, and provided that any Special Warrants remain unexercised, there shall be:


                  (i) a reclassification of the Unit Shares outstanding at the time or a change in the Unit Shares into other shares or securities or a subdivision or consolidation of the Unit Shares into a greater or lesser number of Unit Shares, or any other capital reorganization;

                  (ii) a consolidation, amalgamation or merger of the Company with or into any other company (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Unit Shares or a change of the Unit Shares into other shares or securities);

                  (iii) a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another company or entity; or

                  (iv) an issue or distribution to the holders of all or substantially all of the Company's Unit Shares or securities of the Company including rights, options or warrants to acquire Unit Shares of the Company or securities convertible into or exchangeable for Unit Shares of the Company, or any property or assets, including any evidences of indebtedness, other than cash dividends payable in the ordinary course of the Company or securities issued pursuant to the Company's stock option plans or pursuant to presently outstanding Preferred Shares, rights, options or warrants,
(any of such events in these clauses (a), (b), (c) and (d) being called a "Capital Reorganization"), any Warrantholder who thereafter shall exercise his right to receive Unit Shares and Warrants pursuant to Special Warrant(s) shall be entitled to receive, at no additional cost, and shall accept in lieu of the number of Unit Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Unit Shares to which such holder was theretofore entitled to acquire upon exercise or deemed exercise of the Special Warrant. If determined appropriate by the Trustee and the Company acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 2 with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this
Article 2 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Special Warrant. Any such adjustment shall be made by and set forth in an indenture supplemental hereto approved by the directors and by the Trustee and entered into pursuant to the provisions of this Special Warrant Indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.


17.14    Adjustment Rules
For the purposes of Section 2.13:


                  (i) the adjustments provided for in Section 2.13 are cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this Section 2.14;

                  (ii) no adjustment shall be made in the number or kind of Unit Shares which may be acquired on the exercise of a Special Warrant unless it would result in a change of at least one-hundredth of a Unit Share (provided, however, that any adjustments which may by reason of this subsection (b) not be required to be made, shall be carried forward and then taken into consideration in any subsequent adjustment);

                  (iii) no adjustment shall be made in respect of any event described in Section 2.13, if Warrantholders are entitled to participate in such event on the same terms, MUTATIS MUTANDIS, as if Warrantholders had exercised their Special Warrants prior to or on the effective date or record date of such event;

                  (iv) in the event of any question arising with respect to any adjustment provided for in Section 2.13, such question shall be conclusively determined by the Company's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be binding upon the Company, the Trustee and the Warrantholders;

                  (v) if the Company shall set a record date to determine the Shareholders for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such Shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the number of Unit Shares which may be issuable on the exercise or deemed exercise of the Special Warrants shall be required by reason of the setting of such record date;

                  (vi) as a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Special Warrants, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Special Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof; and

                  (vii) in case the Company, after the date hereof, shall take any action affecting any Unit Shares, other than action described in Section 2.13, which in the opinion of the directors would materially affect the rights of Warrantholders, the number of Unit Shares which shall be issuable on the exercise or deemed exercise of the Special Warrants, shall be adjusted in such manner, if any, and at such time, as the directors, acting reasonably, may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for such an adjustment prior to the effective date of any action by the Company affecting the Unit Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

17.15    Postponement of Subscription
In any case where the application of Section 2.13 results in an increase of the number of Unit Shares which may be issuable on the exercise or deemed exercise of the Special Warrants taking effect immediately after the record date for a specific event, if any Special Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance to the holder of the Special Warrant of the Unit Shares to which he is entitled by reason of such adjustment but such Unit Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Unit Shares calculated on the basis of the number of Unit Shares provided for after the adjustment provided for in Section 2.13 hereof on the date of exercise of the Special Warrants adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Unit Shares are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Unit Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section, such person or persons would have been entitled to receive in respect of such Unit Shares from and after the date that the Special Warrant was exercised in respect thereof.


17.16    Notice of Adjustment

         (a) At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to Section 2.13, the Company shall:

                  (i) file with the Trustee a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

                  (ii) give notice to the Warrantholders and the Agents of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

         (b) In case any adjustment for which a notice in subsection (1) of this Section has been given is not then determinable, the Company shall promptly after such adjustment is determinable:

                  (i) file with the Trustee a certificate of the Company specifying the required adjustment, the nature of the event requiring the adjustment, the amount of the adjustment and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based; and

                  (ii) give notice to the Warrantholders and the Agents of the required adjustment.

17.17    No Action after Notice
The Company covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Special Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 14 days after the giving of the notice set forth in paragraph (b) of subsection 2.16(1).


17.18    Purchase of Special Warrants for Cancellation
The Company may, at any time and from time to time, attempt to purchase Special Warrants by invitation for tender, in the market, by private contract or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange) on such terms as the Company may determine. All Special Warrant Certificates purchased pursuant to the provisions of this Section 2.18 shall be forthwith delivered to, cancelled and destroyed by the Trustee and shall not be reissued. If required by the Company, the Trustee shall furnish the Company with a certificate as to such destruction.


17.19    Fractional Shares
To the extent that a Warrantholder is entitled to receive on exercise or deemed exercise of the Special Warrants a fraction of a Unit Share, such right may only be exercised in respect of such fraction in combination with another Special Warrant which in the aggregate entitles the holder to receive a whole number of Unit Shares. If a holder is not able to, or elects not to, combine Special Warrants so as to be entitled to acquire a whole number of Unit Shares on or before the Time of Expiry, such fractional Unit Shares shall be deemed to be cancelled and the Company shall have no liability or responsibility to offer any consideration therefor. No fractional Unit Shares will be issued or, except as noted in this paragraph, be provided on exercise or deemed exercise of the Special Warrants.

17.20    Protection of Trustee
The Trustee shall not:

                  (i) at any time be under any duty or responsibility to any registered holder of Special Warrants to determine whether any facts exist which may require any adjustment contemplated by this Article 2, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

                  (ii) be accountable with respect to the validity or value or the kind or amount of any Unit Shares and Warrants which may at any time be issued or delivered upon the exercise or deemed exercise of the Special Warrants;

                  (iii) be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver the Unit Shares, Warrants or certificates evidencing the same upon surrender of the Special Warrants for the purpose of exercising the rights or to comply with the provisions or covenants contained in this Article 2; and

                  (iv) incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants of the Company or any acts of deeds of the agents or servants of the Company.

18.
         EXERCISE OF SPECIAL WARRANTS


18.1 Method of Exercise of Special Warrants

         (a) Subject to Section 3.2, the registered holder of any Special Warrant may exercise the right thereby conferred on him to acquire without further payment (except as provided in subsection 3.1(2)) the Unit Shares and Warrants to which such Special Warrant entitles the holder, by surrendering the Special Warrant Certificate representing such Special Warrant to the Trustee at any time on or before the Time of Expiry at its principal office in Vancouver, British Columbia (or at such additional place or places as may be decided by the Company from time to time with the approval of the Trustee), with a duly completed and executed subscription of the registered holder or his executors, or administrators or other legal representative or his attorney duly appointed by instrument in writing in form and manner satisfactory to the Trustee, substantially in the form set out in Schedule "A" attached hereto. A Special Warrant Certificate with the duly completed and executed subscription shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee.

         (b) Any subscription referred to in subsection 3.1(1) shall be signed by the Warrantholder, shall specify the person(s) in whose name such Unit Shares and Warrants are to be issued, the address(es) of such person(s) and the number of Unit Shares and Warrants to be issued to each person, if more than one is so specified. If any of the Unit Shares or Warrants subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in subsection 3.1(1) shall be medallion guaranteed by a Canadian chartered bank or a member firm of an acceptable medallion guarantee program and the Warrantholder shall pay to the Company or the Trustee all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Unit Shares unless or until such Warrantholder shall have paid to the Company or the Trustee on behalf of the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

18.2 Deemed Exercise of Special Warrants
If a Warrantholder has not exercised his Special Warrants prior to the Expiry Date then the Special Warrants held by such Warrantholder shall be deemed to be exercised and surrendered by such Warrantholder, without any further action on the part of such Warrantholder, immediately prior to the Time of Expiry.

18.3 Issuance of Special Warrants, Unit Shares and Warrants to U.S. Persons

         (a) All Special Warrant Certificates and all certificates issued in exchange therefor or in substitution thereof to U.S. Persons will bear the following legends:

         THESE SPECIAL WARRANTS ARE NON-TRANSFERABLE.

         THE SPECIAL WARRANTS WILL BE EXERCISABLE AT ANY TIME ON OR BEFORE 4:30 P.M. (TORONTO TIME) ON THE FIFTH BUSINESS DAY FOLLOWING THE DATE WHICH IS THE LATEST OF (i) THE DATE A REGISTRATION STATEMENT WITH REGARD TO THE RESALE OF THE SPECIAL WARRANTS, THE UNIT SHARES AND THE WARRANTS AND THE ISSUANCE OF THE WARRANT SHARES IS DECLARED EFFECTIVE BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND (ii) THE DATE A RECEIPT IS ISSUED BY THE LAST OF THE SECURITIES COMMISSIONS IN EACH OF THE JURISDICTIONS OF BRITISH COLUMBIA, ONTARIO, QUEBEC AND ALBERTA FOR A FINAL PROSPECTUS QUALIFYING THE ISSUANCE OF THE UNIT SHARES AND THE WARRANTS FOR DISTRIBUTION IN THOSE JURISDICTIONS TO HOLDERS OF SPECIAL WARRANTS UPON THEIR EXERCISE, AND (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE DATE ITS COMMON SHARES ARE POSTED FOR TRADING ON THAT

         EXCHANGE. SPECIAL WARRANTS NOT EXERCISED BY THE HOLDERS THEREOF PRIOR TO THE EXPIRY DATE SHALL BE DEEMED TO HAVE BEEN SO EXERCISED IMMEDIATELY PRIOR THERETO.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (b) All certificates for Warrants issuable upon exercise of the Special Warrants and all certificates issued in exchange therefor or in substitution thereof to U.S. Persons will bear the following legends:
         THESE WARRANTS ARE NON-TRANSFERABLE.

         THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 12:00 A.M. ON APRIL 3, 2003, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHARE PURCHASE WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (c) All certificates for Unit Shares issuable upon exercise of the Special Warrants and all certificates issued in exchange therefor or in substitution thereof to U.S. Persons will bear the following legends:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) ON OCTOBER 3, 2001.

18.4 Issuance of Special Warrants, Unit Shares and Warrants to Non-U.S. Persons

         (a) All Special Warrant Certificates and all certificates issued in exchange therefor or in substitution thereof to persons who are not U.S. Persons will bear the following legends:
         THESE SPECIAL WARRANTS ARE NON-TRANSFERABLE.

         THE SPECIAL WARRANTS WILL BE EXERCISABLE AT ANY TIME ON OR BEFORE 4:30 P.M. (TORONTO TIME) ON THE FIFTH BUSINESS DAY FOLLOWING THE DATE WHICH IS THE LATEST OF (i) THE DATE A REGISTRATION STATEMENT WITH REGARD TO THE RESALE OF THE SPECIAL WARRANTS, THE UNIT SHARES AND THE WARRANTS AND THE ISSUANCE OF THE WARRANT SHARES IS DECLARED EFFECTIVE BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND (ii) THE DATE A RECEIPT IS ISSUED BY THE LAST OF THE SECURITIES COMMISSIONS IN EACH OF THE JURISDICTIONS OF BRITISH COLUMBIA, ONTARIO, QUEBEC AND ALBERTA FOR A FINAL PROSPECTUS QUALIFYING THE ISSUANCE OF THE UNIT SHARES AND THE WARRANTS FOR DISTRIBUTION IN THOSE JURISDICTIONS TO HOLDERS OF SPECIAL WARRANTS UPON THEIR EXERCISE, AND (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE DATE ITS COMMON SHARES ARE POSTED FOR TRADING ON THAT EXCHANGE. SPECIAL WARRANTS NOT EXERCISED BY THE HOLDERS THEREOF PRIOR TO THE EXPIRY DATE SHALL BE DEEMED TO HAVE BEEN SO EXERCISED IMMEDIATELY PRIOR THERETO.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND

         IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (b) All certificates for Warrants issuable upon exercise of the Special Warrants and all certificates issued in exchange therefor or in substitution thereof to persons who are not U.S. Persons will bear the following legends:
         THESE WARRANTS ARE NON-TRANSFERABLE.

         THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 12:00 A.M. ON APRIL 3, 2003, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY

         OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHARE PURCHASE WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (c) All certificates for Unit Shares issuable upon exercise of the Special Warrants and all certificates issued in exchange therefor or in substitution thereof to persons who are not U.S. Persons will bear the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND

         IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) ON OCTOBER 3, 2001.

18.5 Effect of Exercise of Special Warrants

         (a)      Upon compliance by the Warrantholder with the provisions of
                  Section 3.1 or upon Special Warrants being deemed to be exercised in accordance with the provisions of Section 3.2, the Unit Shares and Warrants subscribed for or deemed to be subscribed for shall be deemed to have been issued and the person to whom such Unit Shares and Warrants are to be issued (which in the case of Special Warrants which are deemed to be exercised shall be the holder of such Special Warrants) shall be deemed to have become the holder of record of such Unit Shares and Warrants on the Exercise Date unless the transfer registers of the Company for the Unit Shares and Warrants shall be closed on such date, in which case the Unit Shares and Warrants subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Unit Shares and Warrants on the date on which such transfer registers are reopened.

         (b) Forthwith following the due exercise of a Special Warrant pursuant to Section 3.1 and on the Business Day next following the day on which the Time of Expiry shall occur, the Trustee shall deliver to the Company notice setting forth the particulars of all Special Warrants exercised or deemed to have been exercised, if any, and the persons in whose names the Unit Shares and Warrants are to be issued and in the case of Section 3.5(3) the addresses of such holders of the Unit Shares and Warrants.

         (c) In the case of a Special Warrant which is exercised in accordance with the provisions of Section 3.1, or is deemed to be exercised in accordance with the provisions of Section 3.2, within three Business Days of such exercise, the Company shall:

                  (i) in the case of the exercise of the Special Warrant pursuant to Section 3.1, cause a certificate or certificates for the Unit Shares and Warrants to which the Warrantholder is entitled to be mailed to the person in whose name the Unit Shares and Warrants so subscribed for are to be issued, as specified in the subscription completed on the Special Warrant Certificate, at the address specified in such subscription, or, if so specified in such subscription, cause to be delivered to such person at the office of the Trustee where such Special Warrant Certificate was surrendered; or

                  (ii) in the case of the deemed exercise of the Special Warrant pursuant to Section 3.2, cause a certificate or certificates for the Unit Shares and Warrants to which the Warrantholder is entitled to be mailed to the holder of the Special Warrants at the address of such person last appearing on the register of Warrantholders maintained by the Trustee pursuant to clause 2.8(l)(a).

         (d) Immediately after the Time of Expiry, all rights under any Special Warrant then outstanding shall cease and terminate, and such Special Warrant shall be void and of no further force or effect.

18.6 Cancellation of Special Warrant Certificates
All Special Warrant Certificates surrendered to the Trustee pursuant to Section 2.6, 2.11, 2.18, 3.1 or 3.2 shall be cancelled by the Trustee. All Special Warrant Certificates representing Special Warrants deemed to have been exercised pursuant to Section 3.2 shall be deemed to have been cancelled on the Exercise Date with respect thereto and the Trustee shall record the cancellation or deemed cancellation of such Special Warrant Certificates on the register of holders maintained by the Trustee pursuant to clause 2.8(l)(a). The Trustee shall, if required by the Company, furnish the Company with a certificate identifying the Special Warrant Certificates so cancelled and deemed to have been cancelled. All Special Warrants represented by Special Warrant Certificates which have been duly cancelled or have been deemed to have been cancelled pursuant to this Section 3.6 shall be without further force or effect whatsoever.

18.7 Subscription for less than Entitlement
The holder of any Special Warrant may subscribe for and purchase a number of Unit Shares and Warrants which is less than the number which the holder is entitled to purchase pursuant to a surrendered Special Warrant Certificate. In such event, the holder thereof shall be entitled to receive a new Special Warrant Certificate in respect of the balance of Special Warrants which were not then exercised.

18.8 Securities Restrictions and Legends
Notwithstanding any provision to the contrary contained in this Special Warrant Indenture, no Unit Shares or Warrants will be issued pursuant to the exercise of any Special Warrant if, in the opinion of counsel to the Company, the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and, without limiting the generality of the foregoing, the certificates representing the Unit Shares and the Warrants thereby issued will bear such legends, as set forth in Section 3.3 and 3.4 as may, in the opinion of counsel to the Company, acting reasonably, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Unit Shares are listed, provided that if, at any time, in the opinion of counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel of recognized standing satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legends.


19.
         COVENANTS FOR WARRANTHOLDERS' BENEFIT

19.1 General Covenants
The Company covenants with the Trustee for the benefit of the Trustee and the Warrantholder that so long as any Special Warrants remain outstanding:


                  (i) it will at all times maintain its corporate existence and comply with the requirements of all applicable corporate and securities laws and administration policies and direction, including, without limitation, the U.S. Act, the Alberta Act, the B.C. Act, the Ontario Act and the Nevada Business Corporations Act;

                  (ii) it will use its commercially reasonable efforts to become and then maintain its status as a reporting issuer not in default of any of the requirements of the Alberta Act, the B.C. Act and the Ontario Act;

                  (iii) it will send to each Warrantholder copies of all financial statements and other material furnished to the holders of Unit Shares after the date of this Special Warrant Indenture;

                  (iv) it will reserve and there will remain unissued out of its authorized capital a sufficient number of Unit Shares to satisfy the rights of acquisition provided for in the Special Warrants and the Warrants;

                  (v) it will use its commercially reasonable efforts to have the Qualification Date occur as soon as possible after the Closing Date;

                  (vi) it will cause the Unit Shares and Warrants from time to time subscribed for pursuant to the Special Warrants in the manner herein provided and the certificates representing such Unit Shares and Warrants to be duly issued and delivered in accordance with the Special Warrants and the terms hereof;

                  (vii) all Unit Shares which shall be issued upon exercise of the right to acquire provided for herein shall be issued as fully paid and non-assessable and the holders thereof shall not be liable to the Company or its creditors in respect thereof;

                  (viii) it will provide a right of rescission to each Warrantholder as such is set out in the Final Prospectus;

                  (ix) it will use its commercially reasonable efforts to obtain and maintain a listing for the Unit Shares on the Exchange (or any other stock exchange in Canada, with the consent of the Agents, acting reasonably);

                  (x) as soon as practicable after the Closing Date, the Company shall file the Preliminary Prospectus with each of the Qualifying Commissions for the purpose of qualifying the distribution of the Unit Shares and the Warrants;

                  (xi) it will use its commercially reasonable efforts to file the Final Prospectus with, and to have a receipt therefor issued by the Qualifying Commissions, as soon as possible after all comments received and deficiencies raised by the Commissions in connection with the Preliminary Prospectus have been resolved;

                  (xii) it will use its commercially reasonable efforts to file and have declared effective the Registration Statement and to keep the Registration Statement continuously effective for a period of four years following the Closing Date provided that it will not be required to keep the Registration Statement effective if at any time the Warrant Shares may be sold under Rule 144(k) of the U.S. Act in the event of a cashless exercise of the Warrants;

                  (xiii) it shall give notice to the Trustee and the Agents in accordance with Section 9.1 hereof, of the occurrence of the Qualification Date and the resulting Time of Expiry, forthwith after the occurrence of the Qualification Date, specifying the date on which the Special Warrants will be deemed to be exercised, and shall deliver copies of the receipts for the Final Prospectus and a copy of the declaration of effectiveness of the Registration Statement to the Trustee and the Agents;

                  (xiv) to the extent that a Warrantholder is entitled to receive on exercise or deemed exercise of the Special Warrants a fraction of a Share such right may only be exercised in respect of such fraction in combination with another Special Warrant which in the aggregate entitles the holder to receive a whole number of Unit Shares. If a holder is not able to, or elects not to, combine Special Warrants so as to be entitled to acquire a whole number of Unit Shares on or before the Time of Expiry such fractional Unit Shares shall be deemed to be canceled and the Company shall have no liability or responsibility to offer any consideration therefor. No fractional Unit Shares will be issued or, except as noted in this paragraph, be provided on the exercise or deemed exercise of the Special Warrants;

                  (xv) it shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all other acts, deeds and assurances in law as the Trustee may reasonably require for the better accomplishing and effecting of the provisions and intention of this Special Warrant Indenture;

                  (xvi) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Special Warrant Indenture;

                  (xvii) it will not, directly or indirectly pay or give any commission or other remuneration to any person in connection with the exercise or deemed exercise of any Special Warrants, as contemplated in the Agency Agreement;

                  (xviii) prior to the issuance of the Warrants, it shall not amend the terms of the share purchase warrant indenture pursuant to which the Warrants are created and issued, without the prior written consent of the Warrantholders expressed by Extraordinary Resolution; and

                  (xix) it shall give notice to the Warrantholders in accordance with Section 9.2 hereof of the occurrence of any amendment to this Special Warrant Indenture or to the share purchase warrant indenture pursuant to which the Warrants are created and issued, forthwith after the occurrence of the amendment.

19.2 Securities Qualification Requirements

         (a) If, in the opinion of counsel, any instrument (other than the Final Prospectus) is required to be filed with, or any permission, order or ruling is required to be obtained from, the Qualifying Commissions or any other step is required under any federal or provincial law of Canada before the Unit Shares and Warrants may be issued or delivered to a Warrantholder in any of the Qualifying Jurisdictions, the Company covenants that it will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

         (b) If, in the opinion of counsel, any instrument (other than a Registration Statement, declared effective) is required to be filed with, or any permission, order or ruling is required to be obtained from the SEC or any other step is required under any federal or state law of the United States before the Unit Shares and Warrants can be issued and delivered to a Warrantholder who is a U.S. Person or within the United States, the Company covenants that it will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

         (c) The Company will give written notice of the issue of Unit Shares and Warrants pursuant to the exercise of Special Warrants, in such detail as may be required, to the applicable stock exchanges and to both the Qualifying Commissions and the SEC, if the giving of any such notice is required.

19.3 Trustee's Remuneration and Expenses

         (a) The Company covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence or willful misconduct of the Trustee.

         (b) Subject to subsection 8.2(7), if the Company shall fail to perform any of its covenants contained in this Special Warrant Indenture and the Company has not rectified such failure within 15 Business Days after receiving written notice from the Trustee of such failure, the Trustee may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All reasonable sums expended or disbursed by the Trustee in so doing shall be repayable as provided in
                  Section 4.3(1). No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

20.
ENFORCEMENT

20.1 Suits by Warrantholders
All or any of the rights conferred upon a Warrantholder by the terms of the Special Warrants held by him and/or this Special Warrant Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights which are hereby, conferred upon the Trustee and subject to the provisions of Section 6.10.


20.2 Immunity of Shareholders, etc.
Subject to applicable law, the Trustee and, by the acceptance of the Special Warrant Certificates and as part of the consideration for the issue of the Special Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporation or any past, present or future Shareholder or other security holder, director, officer, employee or agent of the Company for the creation and issue of the Unit

Shares pursuant to any Special Warrant or Warrant or on any covenant, agreement, representation or warranty by the Company herein or in the Special Warrant Certificates contained.


20.3 Limitation of Liability
The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or Shareholders of the Company or any of the past, present or future directors or Shareholders of the Company or any of the past, present or future officers, employees or agents of the Company, but only the property of the Company shall be bound in respect hereof.


20.4 Waiver of Default
Upon the happening of any default hereunder:

(a) the holders of not less than 51% of the Special Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

(b) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable if, in the Trustee's opinion, the same shall have been cured or adequate provision made therefor;

                  provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.


21.
MEETINGS OF WARRANTHOLDERS

21.1 Right to Convene Meetings
The Trustee may at any time and from time to time, and shall on receipt of a written request of the Company or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Trustee is indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities which may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Company or a Warrantholders' Request and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in Section 6.2 to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in Vancouver, British Columbia or at such other place as may be approved or determined by the Trustee.

21.2 Notice

At least 25 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders at the expense of the Company in the manner provided for in Section 9.2 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 6. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Company or the person designated by such Warrantholders, as the case may be.


21.3 Chairman
The Trustee may nominate in writing an individual to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Warrantholder.


21.4 Quorum
Subject to the provisions of Section 6.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or represented by proxy and entitled to acquire at least 25% of the aggregate number of Unit Shares which could be acquired upon the exercise of all Special Warrants then outstanding, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of Section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 25% of the aggregate number of Unit Shares which could be acquired upon the exercise of all Special Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.


21.5 Power to Adjourn
The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.


21.6 Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.


21.7 Poll and Voting
On every extraordinary resolution, and when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Unit Share which he (or the Warrantholder appointing him as proxy) is entitled to acquire upon the exercise of the Special Warrants then held by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.


21.8 Regulations
Subject to the provisions of this Special Warrant Indenture, the Trustee or the Company with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:


                  (i) for the deposit of instruments appointing proxies at such place and time as the Trustee, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

                  (ii) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

                  (iii)    for the form of the instrument of proxy; and

                  (iv) generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.
Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 6.9), shall be Warrantholders or persons holding proxies of Warrantholders.


21.9 Company, Trustee and Counsel may be Represented
The Company and the Trustee, their respective directors and officers, and the counsel for each of the Company, the Warrantholders and the Trustee may attend any meeting of the Warrantholders and speak thereat but shall have no vote as such.


21.10    Powers Exercisable by Extraordinary Resolution
In addition to all other powers conferred upon them by any other provisions of this Special Warrant Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:


                  (i) to agree with the Company to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Company, whether such rights arise under this Special Warrant Indenture or the Special Warrants or otherwise, provided that the definition of "Expiry Date" may not be amended without the consent of all Warrantholders;

                  (ii) to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

                  (iii) to direct or authorize the Trustee to enforce any of the covenants on the part of the Company contained in this Special Warrant Indenture or the Special Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

                  (iv) to waive and direct the Trustee to waive any default on the part of the Company in complying with any provisions of this Special Warrant Indenture or the Special Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

                  (v) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Special Warrant Indenture or the Special Warrants or to enforce any of the rights of the Warrantholders; and

                  (vi) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

21.11    Meaning of Extraordinary Resolution

         (a) The expression "extraordinary resolution" when used in this Special Warrant Indenture means, subject as hereinafter in this Section 6.11 and in Section 6.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 6 at which there are present in person or represented by proxy Warrantholders entitled to acquire at least 25% of the aggregate number of Unit Shares which may be acquired upon the exercise of all the then outstanding Special Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 66 2/3% of the aggregate number of Unit Shares which may be acquired upon the exercise of all the then outstanding Special Warrants represented at the meeting and voted on the poll upon such resolution.

         (b) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire at least 25% of the aggregate number of Unit Shares which may be acquired upon the exercise of all the then outstanding Special Warrants are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than four or more than ten Business Days later, and to such place and time as may be appointed by the chairman. Not less than three Business Days' prior notice shall be given of the time and place of such adjourned meeting. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 6.11(1) shall be an extraordinary resolution within the meaning of this Special Warrant Indenture notwithstanding that Warrantholders entitled to acquire at least 25% of the aggregate number of Unit Shares which may be issuable upon the exercise of all the then outstanding Special Warrants are not present in person or represented by proxy at such adjourned meeting.

         (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

21.12    Powers Cumulative
It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Special Warrant Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.


21.13    Minutes
Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the reasonable expense of the Company, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings held, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly, convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.


21.14    Instruments in Writing
All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 6 also may be taken and exercised by Warrantholders entitled to acquire at least 75% of the aggregate number of Unit Shares issuable upon the exercise of all the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Special Warrant Indenture shall include an instrument so signed.


21.15    Binding Effect of Resolutions
Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 6 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section
6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing the Trustee shall give notice of the effect of the instrument in writing to all Warrantholders and the Company as soon as is reasonably practicable.


21.16    Holdings by the Company or Subsidiaries of the Company Disregarded
In determining whether Warrantholders holding Special Warrants evidencing the right to acquire the required number of Unit Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Special Warrant Indenture, Special Warrants owned legally or beneficially by the Company or any associate or affiliate of the Company shall be disregarded.

22.
SUPPLEMENTAL INDENTURES

22.1 Supplemental Indentures
From time to time the Company and the Trustee may, subject to the provisions of this Special Warrant Indenture, and they shall, when so directed by, this Special Warrant Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:


                  (i)      setting forth adjustments in the application of
                           Article 2;

                  (ii) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Trustee based on the advice of its counsel prejudicial to the interests of the Warrantholders as a group;

                  (iii) giving effect to any extraordinary resolution passed as provided in Article 6;

                  (iv) making such provisions not inconsistent with this Special Warrant Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Trustee based on the advice of its counsel, prejudicial to the interests of the Warrantholders as a group;

                  (v) adding to or amending the provisions hereof in respect of the transfer of Special Warrants, making provision for the exchange of Special Warrants, and making any modification in the forms of the certificates for the Special Warrants which does not affect the substance thereof;

                  (vi) amending any of the provisions of this Special Warrant Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Trustee based on the advice of its counsel, such amendment or relief impairs any of the rights of the Warrantholders as a group or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion, based on the advice of its counsel, may not afford adequate protection to the Trustee when the same shall become operative; and

                  (vii) for any other purpose not inconsistent with the terms of this Special Warrant Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Trustee based on the advice of its counsel, the rights of the Trustee and of the Warrantholders as a group are not prejudiced thereby.

22.2 Successor Companies
In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another company ("successor company"), forthwith following the occurrence of such event the successor company resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Company) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Special Warrant Indenture to be performed and observed by the Company.


23.
CONCERNING THE TRUSTEE

23.1 Trust Indenture Legislation

         (a) If and to the extent that any provision of this Special Warrant Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

         (b) The Company and the Trustee agree that each will at all times in relation to this Special Warrant Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

23.2 Rights and Duties of Trustee

         (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Special Warrant Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Special Warrant Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against liability for its own gross negligence or willful misconduct.

         (b) Subject only to subsection 8.2(1), the Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this Special Warrant Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding which the Trustee is requested to take. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee and its counsel to protect and hold harmless the Trustee and its officers, directors, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Special Warrant Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

         (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Trustee the Special Warrants held by them, for which Special Warrants the Trustee shall issue receipts.

         (d) Every provision of this Special Warrant Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 8.2 and of Section 8.3.

         (e) The Trustee shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Special Warrant Indenture. Such documentation must not require the exercise of any discretion or independent judgment.

         (f) In the event of any disagreement arising regarding the terms of this Special Warrant Indenture, the Trustee shall be entitled, at its option, to refuse to comply with any demands whatsoever until the dispute is settled either by agreement amongst the various parties or by a court of competent jurisdiction.

         (g) The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this Special Warrant Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

         (h) In this Special Warrant Indenture, whenever confirmations or instructions are required to be given to the Trustee, in order to be valid, such confirmations and instructions shall be in writing.

23.3 Evidence, Experts and Advisers

         (a) In addition to the reports, certificates, opinions and other evidence required by this Special Warrant Indenture, the Company shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Trustee may reasonably require by written notice to the Company.

         (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Trustee, provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Special Warrant Indenture.

         (c) The Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder, may act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

23.4 Documents, Monies, Etc.  Held by Trustee
Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company. Unless herein otherwise expressly provided any monies so held, pending the application or withdrawal thereof under any provisions of this Special Warrant Indenture, may be deposited in the name of the Trustee in any Canadian chartered bank or Canadian trust company, including the Trustee's deposit department, at the rate of interest (if any) then current on similar deposits or may be deposited in such institutions or invested in such securities as the Company may consent to. All interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Warrantholders or the Company, as provided for herein.


23.5 Actions by Trustee to Protect Interests
Subject to the provisions of this Special Warrant Indenture and Applicable Legislation, the Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.


23.6 Trustee Not Required to Give Security
The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Special Warrant Indenture or otherwise.


23.7 Protection of Trustee
By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

                  (i) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Special Warrant Indenture or in the Special Warrants (except the representation contained in Section 8.9 or in the certificate of the Trustee on the Special Warrants) or be required to verify the same;

                  (ii) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Special Warrant Indenture or any instrument ancillary or supplemental hereto;

                  (iii) the Trustee shall not be bound to give notice to any person of the execution hereof;

                  (iv) the Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Company;

                  (v) the Company hereby indemnifies and saves harmless the Trustee and its officers, directors, employees or agrees to, from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result or arising out of the performance of its duties and obligations under this Special Warrant Indenture, save only in the event of gross negligence or willful misconduct of the Trustee. It is understood and agreed that this indemnification shall survive the termination of this Special Warrant Indenture or the removal or resignation of the Trustee.

23.8 Replacement of Trustee

         (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 45 days' prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Trustee or any Warrantholder may apply to a justice of the British Columbia Supreme Court at the Company's expense, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 8.8 shall be a company authorized to carry on the business of a trust company in the Province of British Columbia and, if required by Applicable Legislation of any other province, in such other province. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee, provided that any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Trustee hereunder and all securities, documents of title and other instruments and all monies and properties held by the Trustee hereunder.

         (b) Upon the appointment of a successor trustee, the Company shall promptly notify the Warrantholders thereof.

         (c) Any company into or with which the Trustee may be merged or consolidated or amalgamated, or any company succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such company would be eligible for appointment as a new trustee under subsection 8.8(1).

         (d) Any Special Warrants certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

23.9 Conflict of Interest

         (a) The Trustee represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 30 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor trustee approved by the Company. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Special Warrant Indenture and the Special Warrants shall not be affected in any manner whatsoever by reason thereof.

         (b) Subject to subsection 8.9(1), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

23.10    Acceptance of Trusts

The Trustee hereby accepts the trusts in this Special Warrant Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.


23.11    Trustee Not to be Appointed Receiver
The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.


23.12    Authorization to Carry on Business
The Trustee represents to the Company that it is duly authorized and qualified to carry on the business of a trust company in the Province of British Columbia.


23.13    Assignment and Enurement
Notwithstanding any other provision of this Special Warrant Indenture, the parties hereto acknowledge and agree, and any beneficiaries hereunder are hereby deemed to have acknowledged and agreed, that:


         (a) Montreal Trust Company of Canada has sold its corporate trust business and that such business is, as of the date of this Special Warrant Indenture, owned and operated by Computershare Trust Company of Canada ("Computershare"); and

         (b) Montreal Trust Company of Canada may assign this Special Warrant Indenture and any ancillary agreement executed in connection herewith, and all of its rights and obligations thereunder, to Computershare. Any such assignment shall be effective without the need for any further notice or advice to, or approval of, any other person and without any further act or formality whatsoever.

24.
GENERAL

24.1 Notice to the Company and the Trustee

         (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

                  (i)      if to the Company:
                           Voice Mobility International, Inc.
                           Suite 180
                           13777 Commerce Parkway
                           Richmond, B.C.  V6V 2X3
                           Attention: Chief Executive Officer
                  with a copy to:

                           Catalyst Corporate Finance Lawyers
                           1400 - 1055 West Hastings Street
                           Vancouver, B.C.  V6E 2E9
                           Attention: David J. Raffa

                  (ii)     if to the Trustee:
                           Montreal Trust Company of Canada
                           3rd Floor, 510 Burrard Street
                           Vancouver, British Columbia
                           V6C 3B9
                           Attention:  Manager, Corporate Trust
                           Fax: (604) 685-4079

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or, if mailed, on the third Business Day following the date of the postmark on such notice.


         (b) The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 9.1(l) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Special Warrant Indenture. A copy of any notice of change of address given pursuant to this subsection 9.1(2) shall be available for inspection at the principal corporate trust office of the Trustee in Vancouver, British Columbia by Warrantholders during normal business hours.

24.2 Notice to the Warrantholders
Any notice to the Warrantholders under the provisions of this Special Warrant Indenture shall be deemed to be validly given, if delivered by first class post, postage paid, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day. Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.


24.3 Mail Service Interruption
If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee, the Company or the Warrantholders would reasonably be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if delivered by courier to the party to which it is addressed or if sent to such party, at the appropriate address in accordance with Section 9.1, by facsimile transmission, telex or other means of prepaid transmitted or recorded communication.

24.4 Counterparts and Formal Date
This Special Warrant Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.


24.5 Satisfaction and Discharge of Indenture
Upon the date by which there shall have been delivered to the Trustee for exercise or destruction or the deemed exercise in accordance with the provisions hereof of all Special Warrants theretofore certified hereunder, this Special Warrant Indenture, except to the extent that Unit Shares and Warrants and certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Company, and the Trustee, on written demand of and at the cost and expense of the Company, and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Special Warrant Indenture have been complied with and upon payment to the Trustee of the expenses, fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Special Warrant Indenture; provided that if the Trustee has not then performed any of its obligations hereunder any such satisfaction and discharge of the Company's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Company against the Trustee.


24.6 Provisions of Indenture and Special Warrants for the Sole Benefit of Parties and Warrantholders
                  Nothing in this Special Warrant Indenture or the Special Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Special Warrants any legal or equitable right, remedy or claim under this Special Warrant Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.


25.
ESCROW OF PROCEEDS

25.1 Deposit of Escrowed Proceeds
The Company agrees to deposit the Escrowed Proceeds in escrow with the Trustee forthwith upon its receipt of same and hereby irrevocably authorizes and instructs the Trustee to retain the Escrowed Proceeds in escrow for the benefit of the Warrantholders in accordance with the provisions of this Article 10, except and to the extent that the right to have such funds held in trust has been waived pursuant to Section 10.4.


25.2 Investment of Escrowed Proceeds
The Escrowed Proceeds deposited with the Trustee hereunder, pending any release or application thereof when required in accordance with this Article 10, shall be invested by the Trustee in its name in Permitted Investments in accordance with any written directions of the Company from time to time given to the Trustee or, in the absence of any such directions, shall be invested by the Trustee in its name in accordance with
Section 8.4.


25.3 Release of Escrowed Proceeds to Company

         (a) If the Qualification Date occurs on or before the Qualification Deadline, the Trustee will release to or to the written order of the Company all of the Escrowed Proceeds, plus all interest earned thereon as soon as reasonably practicable after the Qualification Date.

         (b) Upon the exercise or deemed exercise of any Special Warrant in accordance with the provisions hereof, the Trustee will, within two Business Days after the Exercise Date in respect thereof, release to or to the written order of the Company an amount equal to the pro rata portion of the Escrowed Proceeds with respect to such Special Warrant, plus an amount equal to the pro rata portion of the interest earned on the Escrowed Proceeds with respect to such Special Warrant from the date of its issuance to the date of release, held by the Trustee pursuant to this Article 10. Upon the Exercise Date in respect of any Special Warrant, the holder's Repurchase Option (as defined below) with respect to such Special Warrant shall expire.

25.4 Release of Escrowed Proceeds by Waiver
           Notwithstanding any provisions to the contrary contained in this Special Warrant Indenture, the Trustee shall release to or to the written order of the Company all or a portion of the Purchase Price provided by a holder, forthwith upon the Trustee receiving a waiver executed by such holder, before or after becoming a holder, waiving his right to have such Purchase Price held in trust by the Trustee as part of the Escrowed Proceeds.

25.5 Repurchase of  Special Warrants by the Company

         (a) In the event that a listing of the Company's common shares on the Exchange has not become effective by the date that is six months following the Closing Date (the "Listing Deadline"), then each of the holders whose Purchase Price forms part of the Escrowed Proceeds as denoted by Special Warrant Certificates bearing the distinguishing letter "E" at the end of the Special Warrant Certificate number will be entitled, to the extent allowed under applicable law, at their option (the "Repurchase Option") until the earlier (the "Repurchase Option Deadline") of the Exercise Date and the date which is 30 days following the Listing Deadline to require the Company to repurchase, from legally available funds, the Special Warrants then held by such holder at the price of $2.00 per Special Warrant plus such holder's portion of the interest earned by the Trustee on the Escrowed Proceeds under this Special Warrant Indenture, by delivering to the Trustee a notice of the exercise of the Repurchase Option (the "Notice of Exercise of Repurchase Option") in the form attached as Schedule "B" to this Special Warrant Indenture, together with his Special Warrant Certificates being surrendered for cancellation. Any holder who does not deliver both the Notice of Exercise of

                  Repurchase Option and the Special Warrant Certificates representing his Special Warrants on or before 4:30 p.m. (Toronto time) on the Repurchase Option Deadline will not be entitled to have his Special Warrants repurchased.

         (b) In respect of any of the holders whose Purchase Price forms part of the Escrowed Proceeds as denoted by Special Warrant Certificates bearing the distinguishing letter "E" at the end of the Special Warrant Certificate number who does not exercise its Repurchase Option on or before 4:30 pm (Toronto time) on the Repurchase Option Deadline, the Trustee will release to or to the written order of the Company all of the Escrowed Proceeds deposited in respect of such holder's Special Warrants, plus all interest earned thereon, as soon as reasonably practicable after the Repurchase Option Deadline.

         (c)      In the event of any exercise of a Repurchase Option under this
                  Section 10.5, on the fifth Business Day following the Repurchase Option Deadline, the Trustee will release to or to the written order of the Company all of the Escrowed Proceeds deposited in respect of the Special Warrants then being repurchased, plus all interest earned thereon. The Company will repurchase the Special Warrants in respect of which the Repurchase Option has been exercised from legally available funds. The Trustee shall have no liability for any insufficiency of funds hereunder.

         (d) Upon delivery of the Special Warrant Certificates to the Trustee pursuant to this Section 10.5, the Special Warrants represented thereby which have been repurchased will be cancelled and will be void and of no effect or value. The Trustee shall be authorized to decrease the number of Special Warrants outstanding on the register to the extent that the Special Warrants have been repurchased in accordance with this
                  Section 10.5.

         (e) If the funds of the Company legally available for repurchase of such Special Warrants are insufficient to repurchase the total number of Special Warrants in respect of which the Repurchase Option has been exercised, those funds which are legally available will be used to repurchase the maximum number of such Special Warrants ratably among each of the holders whose Purchase Price formed part of the Escrowed Proceeds and who have exercised the Repurchase Option on or before 4:30 p.m. (Toronto time) on the Repurchase Option Deadline. Thereafter, as additional funds of the Company become legally available for such repurchase, such funds shall be used at the end of each of the Company's fiscal quarters to repurchase Special Warrants ratably among each of the holders whose Purchase Price formed part of the Escrowed Proceeds and who have exercised the Repurchase Option on or before 4:30 p.m. (Toronto Time) on the Repurchase Option Deadline until all Special Warrants covered by such exercised Repurchase Options have been repurchased.

         (f)      After all amounts due to be paid to holders under this Section
                  10.5 have been paid, the Trustee shall forthwith release the balance of the Escrowed Proceeds, if any, to the Company.

         (g) Any remittance made by the Trustee or the Company with respect to the Special Warrants being repurchased under this Section
                  10.5 will be subject to any applicable withholding taxes.

IN WITNESS WHEREOF the parties hereto have executed this Special Warrant Indenture under the hands of their proper officers in that behalf.

                                            VOICE MOBILITY INTERNATIONAL, INC.

                                            BY: /s/ JAMES HUTTON
                                                ------------------------------
                                                AUTHORIZED SIGNING OFFICER


                                            MONTREAL TRUST COMPANY OF CANADA

                                            BY: /s/ LUCE LAFONTAINE
                                                ------------------------------
                                                AUTHORIZED SIGNING OFFICER

                                            BY: /s/ GEORGIA STAVRIDIS
                                                ------------------------------
                                                AUTHORIZED SIGNING OFFICER

                                  SCHEDULE "A"

                             FORM OF SPECIAL WARRANT

         THESE SPECIAL WARRANTS ARE NON-TRANSFERABLE.

         THE SPECIAL WARRANTS WILL BE EXERCISABLE AT ANY TIME ON OR BEFORE 4:30 P.M. (TORONTO TIME) ON THE FIFTH BUSINESS DAY FOLLOWING THE DATE WHICH IS THE LATEST OF (i) THE DATE A REGISTRATION STATEMENT WITH REGARD TO THE RESALE OF THE SPECIAL WARRANTS, THE UNIT SHARES AND THE WARRANTS AND THE ISSUANCE OF THE WARRANT SHARES IS DECLARED EFFECTIVE BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND (ii) THE DATE A RECEIPT IS ISSUED BY THE LAST OF THE SECURITIES COMMISSIONS IN EACH OF THE JURISDICTIONS OF BRITISH COLUMBIA, ONTARIO, QUEBEC AND ALBERTA FOR A FINAL PROSPECTUS QUALIFYING THE ISSUANCE OF THE UNIT SHARES AND THE WARRANTS FOR DISTRIBUTION IN THOSE JURISDICTIONS TO HOLDERS OF SPECIAL WARRANTS UPON THEIR EXERCISE, AND (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE DATE ITS COMMON SHARES ARE POSTED FOR TRADING ON THAT EXCHANGE. SPECIAL WARRANTS NOT EXERCISED BY THE HOLDERS THEREOF PRIOR TO THE EXPIRY DATE SHALL BE DEEMED TO HAVE BEEN SO EXERCISED IMMEDIATELY PRIOR THERETO.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH

         RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT,
         (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR
         (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.


NUMBER OF SPECIAL WARRANTS__________________                     CERTIFICATE NO.
SW1-__

                                NON-TRANSFERABLE

                                 SPECIAL WARRANT
                                       OF
                       VOICE MOBILITY INTERNATIONAL, INC.

THIS CERTIFIES THAT:

____________________(the "Holder") is the registered holder of the number of Special Warrants specified above and is thereby entitled to be issued, without further payment (other than taxes payable in certain circumstances) and subject to adjustment, _______________common shares (the "Unit Shares ") and_______________ share purchase warrants ("Warrants") of VOICE MOBILITY INTERNATIONAL, INC. (the "Company"), as currently constituted, as set out herein by surrendering to Montreal Trust Company of Canada (the "Trustee") at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, during normal business hours on a Business Day, this Special Warrant Certificate with a subscription in the form of the attached Subscription Form duly completed and executed on or before 4:30 p.m. (Toronto time) on the expiry date, being the fifth Business Day after the latest of: (a) the date a registration statement with regard to the resale of the Special Warrants, the Unit Shares and the Warrants and the issuance of the Warrant Shares is declared effective by the United States Securities and Exchange Commission pursuant to the United States Securities Act of 1933, as amended, and (b) the date a receipt is issued by the last of the securities commissions in each of the jurisdictions of British Columbia, Ontario, Quebec and Alberta for a final prospectus qualifying the issuance of the Unit Shares and the Warrants for distribution in those jurisdictions to holders of Special Warrants upon their exercise, and (c) the day preceding the date the listing of the Company's common shares on The Toronto Stock Exchange becomes effective, being the date its common shares are posted for trading on that exchange (the "Expiry Date"). Each whole Warrant entitles the holder to purchase one common share in the capital of the Company (a "Warrant Share") and one half of one Warrant exercisable for a period of two years from the date of the closing of the offering on which the issuance and sale of the Special Warrants shall occur (the "Closing Date") at a price of $2.25 per Warrant Share.

Surrender of this Special Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee at the office specified above.

This Special Warrant Certificate represents Special Warrants of the Company issued or issuable under the provisions of a Special Warrant Indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Special Warrant Indenture") dated as of April 3, 2001 between the Company and the Trustee, as trustee, which contains particulars of the rights of the holders of the Special Warrants and the Company and of the Trustee in respect thereof and the terms and conditions upon which the Special Warrants are issued and held, all to the same effect as if the provisions of the Special Warrant Indenture were herein set forth, to all of which the holder of this Special Warrant by acceptance hereof assents. A copy of the Special Warrant Indenture will be available for inspection at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Corporate Trust Department. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Special Warrant Indenture.

The Company has agreed to file a Preliminary Prospectus in Alberta, British Columbia, Quebec and Ontario qualifying the issuance of the Unit Shares and Warrants upon the exercise of the Special Warrants and use its commercially reasonable efforts to obtain a final receipt for the Final Prospectus from each of the British Columbia Securities Commission, the Alberta Securities Commission, the Quebec Commission and the Ontario Securities Commission on or before the date which is 120 days from the Closing Date (the "Qualification Deadline"). The Company has also agreed to file a registration statement with the U.S. Securities and Exchange Commission, qualifying the resale of the Unit Shares and the Warrants and the issuance of the Warrant Shares underlying the Warrants (the "Registration Statement"), and to use its commercially reasonable efforts to have the Registration Statement declared effective on or before the Qualification Deadline.

This Special Warrant Certificate represents the right to receive, without payment of additional consideration, one Unit Share and one-half of one Warrant upon exercise of each

Special Warrant represented by this Special Warrant Certificate. However, if the Qualification Date has not occurred on or before the Qualification Deadline, this Special Warrant Certificate will represent the right to receive, without payment of additional consideration, 1.1 Unit Shares and 0.55 Warrants for each Special Warrant represented by this Special Warrant Certificate.

All outstanding Special Warrants that have not been previously exercised will be deemed to have been exercised immediately prior to 4:30 p.m. (Toronto time) (the "Time of Expiry") on the Expiry Date. Unless the Holder has surrendered this Special Warrant Certificate for exercise pursuant to the provisions hereof and of the Special Warrant Indenture prior to the Time of Expiry, the Special Warrants represented by this certificate shall be deemed to have been exercised and surrendered by the Holder immediately prior to such time, without further notice to or action on the part of the Holder as specified above.

Upon due exercise of the Special Warrants represented by this certificate, the Company shall cause to be issued to the person(s) in whose name(s) the Unit Shares and Warrants so subscribed for are to be issued (provided that if the securities are to be issued to a person other than the Holder, the Holder's signature on the Subscription Form herein shall be guaranteed by a Canadian chartered or a member firm of an acceptable medallion guarantee program) the number of securities to be issued to such person(s) and such person(s) shall become a holder in respect of such securities with effect from the date of such exercise and upon surrender of this Special Warrant Certificate the Company will cause a certificate(s) representing such securities to be made available for pick-up by such person(s) at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Stock and Bond Transfer Department, or mailed to such person(s) at the address(es) specified in such subscription, or in the case of the deemed exercise of the Special Warrants represented by this certificate, to the address of the Holder appearing in the register of Special Warrants maintained by the Trustee, within three Business Days of the exercise or deemed exercise of the Special Warrants represented by this certificate.

The Special Warrant Indenture provides for adjustments to the rights of the holders of Special Warrants, including the number of Unit Shares issuable upon the exercise or deemed exercise thereof, on the happening of certain stated events, including the subdivision or consolidation of the outstanding Unit Shares, certain distributions of Unit Shares, or of securities convertible into or exchangeable for Unit Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options and certain capital reorganizations.

Upon presentation at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Stock and Bond Transfer Department, subject to the provisions of the Special Warrant Indenture and upon compliance with the reasonable requirements of the Trustee, Special Warrant Certificates may be exchanged for Special Warrant Certificates entitling the holder thereof to acquire an equal aggregate number of Unit Shares and Warrants. The Company and the Trustee may treat the registered holder of this Special Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Special Warrants represented by this certificate shall not constitute the Holder a holder of Unit Shares nor entitle the Holder to any right or interest in respect thereof except as herein and in the Special Warrant Indenture expressly provided.

Special Warrants may only be transferred upon compliance with the conditions prescribed in the Special Warrant Indenture, on the register to be kept at the offices of the Trustee in Vancouver, British Columbia, by the registered holder thereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signature guaranteed by a Canadian chartered bank or a member firm of an acceptable medallion guarantee program and upon compliance with such reasonable requirements as the Trustee may prescribe. Such transfers may be subject to restrictions imposed by applicable securities laws and stock exchange requirements.

The Special Warrant Indenture contains provisions making binding upon all holders of Special Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders of Special Warrants entitled to acquire upon the exercise of the Special Warrants a specified percentage of the Unit Shares.

The Holder is hereby notified that if the rights set out hereunder are exercised by the holder before the Expiry Date, the Unit Shares and Warrants issuable upon exercise of the Special Warrants represented by the Special Warrants Certificate may be subject to restrictions on resale under applicable securities legislation.

This document is drawn up in English at the express wish of the parties. C'est la volonte expresse des parties que le present document soit redige en anglais.

The Special Warrants and the Special Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts. Time shall be of the essence hereof and of the Special Warrant Indenture.

This Special Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Special Warrant Indenture.

IN WITNESS WHEREOF the Company has caused this Special Warrant Certificate to be signed by its duly authorized officer as of ____________________ , 2001.

                                             VOICE MOBILITY INTERNATIONAL, INC.


                                   BY:
                                             -----------------------------------
                                             AUTHORIZED SIGNING OFFICER

THIS SPECIAL WARRANT CERTIFICATE REPRESENTS
SPECIAL WARRANTS REFERRED TO IN THE WARRANT
INDENTURE WITHIN MENTIONED.

MONTREAL TRUST COMPANY OF CANADA


BY:
   --------------------------------
     AUTHORIZED SIGNING OFFICER

                                SUBSCRIPTION FORM

TO:      VOICE MOBILITY INTERNATIONAL, INC.
         c/o Montreal Trust Company of Canada
         3rd Floor, 510 Burrard Street
         Vancouver, British Columbia V6C 3B9

The undersigned holder of the Special Warrants evidenced by the attached Special Warrant Certificate hereby irrevocably subscribes for __________ Unit Shares and __________ Warrants of VOICE MOBILITY INTERNATIONAL, INC. or, in certain circumstances, such number of other securities or property to which such Special Warrants entitles the undersigned in lieu thereof or in addition thereto under the provisions of the Special Warrant Indenture referred to in the accompanying Special Warrant Certificate, issuable pursuant to the exercise of __________ Special Warrants on the terms specified in the Special Warrant Certificate and Special Warrant Indenture.

The undersigned hereby represents and warrants to the Company as follows (check one):

/ /      (i)      the undersigned is not a U.S. person and the Special Warrant are not being exercised within the United States or on behalf of a U.S. person; or

/ /      (ii)     the undersigned was a U.S. person at the time of acquisition of the Special Warrants, and each of the representations and warranties made by the undersigned in the Subscription
                  Agreement between the undersigned and the Company, pursuant to which the undersigned acquired the Special Warrants, is true and correct as of the date hereof; or

/ /      (iii)    the undersigned has delivered herewith to the Company a
                  written opinion of counsel to the effect that the exercise of the Special Warrant by the undersigned is not subject to registration under the Securities Act of 1933, as amended, or the securities laws of any state of the United States.


"United States" and "U.S. person" are defined by Regulation S under the United States Securities Act of 1933. The undersigned hereby irrevocably directs that the said common shares and share purchase warrants be issued and delivered as follows:


======================================= ============================ ===================== ===========================
                                                                                                NUMBER OF COMMON
                                                                       SOCIAL INSURANCE      SHARES/SHARE PURCHASE
           NAME(S) IN FULL                      ADDRESS(ES)                  NUMBER               WARRANTS
--------------------------------------- ---------------------------- --------------------- ---------------------------


               55

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--------------------------------------- ---------------------------- --------------------- ---------------------------

--------------------------------------- ---------------------------- --------------------- ---------------------------

======================================= ============================ ===================== ===========================

(Please print. If securities are issued to a person other than the Special Warrantholder, the holder must pay to the Trustee all eligible taxes and the signature of the holder must be guaranteed by a Canadian chartered bank or a member firm of an acceptable medallion guarantee program.)

DATED this              day of                                  , 200  .
           -------------       ---------------------------------     --

                                        )
                                        )         SIGNATURE OF HOLDER
--------------------------------
SIGNATURE OF GUARANTOR (Guarantor must  )
be a Canadian Chartered bank,           )
                                                  ------------------------------
or a member firm of an acceptable       )         NAME OF HOLDER
medallion guarantee program)            )
                                        )
                                                  ------------------------------
                                        )         ADDRESS OF HOLDER
                                        )
                                        )
                                                  ------------------------------

/ /   Please check this box if the securities are to be delivered at the office where these Special Warrants are surrendered, failing which the securities will be mailed. Certificates will be delivered or mailed as soon as practicable after the due surrender of the Special Warrant Certificate.

                                  TRANSFER FORM

FOR VALUE RECEIVED, the undersigned holder of Special Warrants of VOICE MOBILITY INTERNATIONAL, INC. hereby sells, assigns and transfers unto__________________________of_________________________________ Special
Warrants represented by the attached Special Warrant Certificate and does hereby irrevocably constitute and appoint Montreal Trust Company of Canada (the "Trustee") attorney to transfer the said Special Warrants on the books of the Trustee with full power of substitution in the premises.

DATED                                                 , 200
      ------------------------------------------------     -----

                                        )
                                        )
                                        )
                                                  ------------------------------
                                        )         SIGNATURE OF HOLDER
-----------------------------
SIGNATURE OF GUARANTOR (Guarantor must  )
be a Canadian Chartered bank            )
                                                  ------------------------------
or a member firm of an acceptable       )         NAME OF HOLDER
medallion guarantee program)            )
                                        )
                                                  ------------------------------
                                        )         ADDRESS OF HOLDER
                                        )
                                        )
                                                  ------------------------------

NOTICE: The signature on this transfer must correspond exactly with the name as written upon the face of the attached certificate.

                                  SCHEDULE "B"

                     NOTICE OF EXERCISE OF REPURCHASE OPTION


TO:      VOICE MOBILITY INTERNATIONAL, INC.
         c/o Montreal Trust Company of Canada
         3rd Floor, 510 Burrard Street
         Vancouver, British Columbia V6C 3B9

The undersigned holder of the_______________ Special Warrants evidenced by the attached Special Warrant Certificate hereby exercises its Repurchase Option requiring VOICE MOBILITY INTERNATIONAL, INC. to repurchase of the Special Warrants referred to in the accompanying Special Warrant Certificate subject to and on the terms specified in the Special Warrant Certificate and Special Warrant Indenture dated April 3, 2001 between Voice Mobility International, Inc. and Montreal Trust Company of Canada.

DATED this              day of                                  , 200  .
           -------------       ---------------------------------     --

                                        )
                                                  ------------------------------
                                        )         SIGNATURE OF HOLDER
------------------------------
SIGNATURE OF GUARANTOR (Guarantor must  )
be a Canadian Chartered bank,           )
                                                  ------------------------------
or a member firm of an acceptable       )         NAME OF HOLDER
medallion guarantee program)            )
                                        )
                                                  ------------------------------
                                        )         ADDRESS OF HOLDER
                                        )
                                        )
                                                  ------------------------------